SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

ICO, INC.

(Exact name of registrant as specified in its charter)

Texas	000-10068	76-0566682
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit	Description
99.1	Press Release dated May 10, 2004

Item 12. Results of Operations and Financial Condition

On May 10, 2004, ICO, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instructions B.2 and B.6 of Form 8-K, this information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: May 14, 2004	By:	/s/ Jon C. Biro
		Name:	Jon C. Biro
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 10, 2004